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                                  UNITED STATES
                       SECURITIIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934





Date of Report (Date of earliest reported):  February 22, 2002

                           CARRIER 1 INTERNATIONAL S.A.
             (Exact name of registrant as specified in its charter)



          LUXEMBOURG                    001-15693                  98-0199626
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



            ROUTE D'ARLON 3
      L-8009 STRASSEN, LUXEMBOURG                                     (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:   +352 453 113
                                                    (c/o Ma. Alain Rukavina)


         In this report "Carrier1 International" refers to Carrier1 International S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg.


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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

By a decision dated February 22, 2002 (number 85/02), the Luxembourg Court (TRIBUNAL DARRONDISSEMENT DE ET A LUXEMBOURG, DEUXIEME CHAMBRE, SIEGEANT EN MATIERE COMMERICIALE) declared Carrier1 International in bankruptcy (EN FAILLITE) and appointed Maitre Alain Rukavina as official receiver (CURATEUR). The address of the official receiver is Ma. Alain Rukavina, Avocat a la Cour, 10A, Boulevard de la Foire, B.P. 660, L-2016 Luxembourg.

ITEM 5.  OTHER EVENTS

On February 22, 2002, R. Michael McTighe resigned his employment by Carrier1 UK Ltd. as, INTER ALIA, CEO of Carrier1 International.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 8, 2002                         CARRIER 1 INTERNATIONAL S.A.


                                      By: /s/ Alain Rukavina
                                          ----------------------------------
                                      Name:  Alain Rukavina
                                      Title: Official Receiver (CURATEUR)










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